UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05569

FRANKLIN UNIVERSAL TRUST
(Exact name of registrant as specified in charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of principal executive offices) (Zip code)

CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end:  8/31

Date of reporting period: 8/31/10

Item 1. Reports to Stockholders.

FRANKLIN UNIVERSAL TRUST

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Annual Report

Franklin Universal Trust

Your Fund’s Goals and Main Investments: Franklin Universal Trust’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

*Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

Dear Shareholder:

We are pleased to bring you Franklin Universal Trust’s annual report for the fiscal year ended August 31, 2010.

Performance Overview

For the 12 months under review, the Fund’s cumulative total returns were +20.53% based on net asset value and +32.53% based on market price, as shown in the Performance Summary on page 6. For comparison, the Credit Suisse (CS) High Yield Index had a +21.26% total return, and utilities stocks, as measured by the Standard & Poor’s (S&P) 500 Utilities Index, had a +10.22% total return for the same period.1

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500 Index. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 13.

Annual Report | 1

Economic and Market Overview

The U.S. economy expanded during the 12-month reporting period, but the pace of growth slowed as consumer spending and the job market remained sluggish thus far through 2010. Economic activity as measured by gross domestic product registered annualized growth rates of 1.6% and 5.0% in the last two quarters of 2009 and 3.7% and 1.7% in the first and second quarters of 2010. The unemployment rate was 9.6% in August.2 Remaining challenges to sustained economic recovery included elevated debt concerns and a struggling housing sector as federal stimulus measures wound down.

As economic conditions improved, demand for energy products increased and crude oil prices rose from $70 per barrel at the end of August 2009 to a period-high $87 in early April. Oil prices declined in May, but rebounded somewhat in the following months and ended the period at $72 per barrel. August’s inflation rate was an annualized 1.1%.2 Core inflation, which excludes food and energy costs, rose at an annualized rate of 0.9%.2

During the year under review, improving economic conditions and benign inflation prompted Federal Reserve Board (Fed) policymakers to maintain record-low interest rates and discontinue certain stimulus plans. Noting it believed the recession was over, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% and began implementing its exit strategy. As the Fed’s support and liquidity programs ended, many observers questioned the recovery’s strength and sustainability. Late in the period, the Fed offered a more restrained view of the economy largely because of developments in Europe and signs that the U.S. economic expansion lacked momentum. Consumer confidence tumbled late in the period due to disappointing employment numbers, a plunge in home sales spurred by the expiration of a homebuyer tax credit and fears of a double-dip recession.

Wary investors favored short-term Treasuries, and Treasury yields dipped to very low levels during the period. The two-year Treasury bill yield decreased from 0.97% in August 2009 to 0.47% at period-end, while the 10-year Treasury note yield fell from 3.40% to 2.47%.

2. Source: Bureau of Labor Statistics.

2 | Annual Report

Investment Strategy

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

Manager's Discussion

The Fund's primary asset classes, high yield corporate bonds and utility stocks, benefited from the general economic recovery during the fiscal year. However, the overall upward trend for these asset classes was interrupted several times due to ongoing uncertainty about the true pace of and prospects for economic growth. Although the fiscal year began with strong returns for both asset classes, concerns about excessive European sovereign debt, particularly for Greece, contributed to sell-offs in February 2010 and again in May. Yield spreads over U.S. Treasury securities, a key measure of high yield bond valuations, began the Fund's fiscal year at 8.6 percentage points and tightened to 5.7 percentage points in April as the average price for high yield bonds rose from 83 cents on the dollar to 98.8. European sovereign debt problems in May sparked broader concerns about the sustainability of global economic growth, causing high yield bonds to sell off. Although yield spreads at period-end remained wide relative to April's period low, the marked decline in Treasury yields amid the flight to quality by investors, combined with robust demand for the high yield asset class, pushed monthly returns back into positive territory for the remainder of the fiscal year. For the overall period under review, high yield bonds, as measured by the CS High Yield Index, returned +21.26%.[1]

Utility stocks experienced more volatility during the period than high yield bonds, as they largely mirrored the stock market's sharp rallies and declines. For the 12-month period, however, utility stocks generated returns more than double that of the S&P 500 Index, returning +10.22% versus +4.91% for the broader market.[3] Utility stocks benefited from their more defensive nature amid ongoing economic uncertainty, and from an attractive dividend yield in a low interest-rate environment.

Top 10 Holdings
Based on Total Investments*
8/31/10 vs. 8/31/09

Issuer	8/31/10
The Southern Co.	2.1%
Dominion Resources Inc.	2.1%
CenterPoint Energy Inc.	2.0%
Entergy Corp.	1.9%
HCA Inc.	1.7%
Alliant Energy Corp.	1.4%
Exelon Corp.	1.4%
Pinnacle West Capital Corp.	1.3%
Duke Energy Corp.	1.3%
NextEra Energy Inc.	1.3%
Issuer	**8/31/09**
FPL Group Inc.	2.2%
Entergy Corp.	2.1%
Ford Motor Credit Co. LLC	2.0%
The Southern Co.	2.0%
Exelon Corp.	1.9%
CCH II LLC	1.8%
Dominion Resources Inc.	1.7%
HCA Inc.	1.7%
CenterPoint Energy Inc.	1.5%
Ameren Corp.	1.4%

3. Source: © 2010 Morningstar. See footnote 1 for a description of the S&P 500 Utilities Index. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Annual Report | 3

High Yield Corporate Bonds

The Fund benefited from its overweighted positions in broadcasting and chemicals relative to the CS High Yield Index.4 During the fiscal year, many broadcasting company bonds rallied from depressed levels as advertising rebounded with the improving economy. In particular, increased advertising by auto companies for the cash-for-clunkers program boosted demand for broadcasters’ services. Chemical manufacturers also benefited from the improving economy. Volumes, which were down sharply overall in 2009, began to recover in the third quarter. The increase in volume continued through second quarter 2010, leading to improved earnings for the industry.

The Fund’s performance in the high yield sector was impeded by an underweighted position in financial services and an overweighted position in energy.5 Financial sector returns were driven by a rebound in severely distressed and defaulted credits such as Lehman Brothers, Washington Mutual and Thornburg Mortgage that the Fund did not own. Energy company bonds lagged the market rally, largely due to their generally higher quality and more defensive nature. In addition, concerns about low natural gas prices pressured those companies with unhedged exposure to the commodity.

Utility Stocks

The Fund’s utility holdings continued to be focused on regulated, dividend-paying utility companies. The overall utilities sector significantly outperformed broader equity markets during the 12 months under review. Fundamentally, low natural gas prices pressured power prices, which hurt utilities companies operating in unregulated markets. However, regulated utilities enjoyed a favorable fundamental outlook, with growth opportunities coming from infrastructure investment necessary to upgrade an aging existing system and to provide for future demand growth. In addition, regulated utilities are less exposed to commodity power prices compared to unregulated utilities. Utility stocks also benefited from their more defensive nature in a period of significant market volatility. Finally, many investors found utility company stocks’ dividend yields attractive, particularly in light of the overall low interest-rate environment.

4. The Fund’s broadcasting holdings are in the media industry, and chemicals holdings are in the materials industry, in the SOI.

5. The Fund’s financial services holdings are in the banks and diversified financials industries in the SOI.

4 | Annual Report

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA Senior Portfolio Manager

Glenn I. Voyles, CFA Portfolio Manager Franklin Universal Trust

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 5

Performance Summary as of 8/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. In addition to other factors, securities issued by utility companies are particularly sensitive to interest rate movements. The Fund’s share price and yield will be affected by interest rate movements. Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. 2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

4. Distribution rate is based on an annualization of the Fund’s 3.8 cent per share August dividend and the NYSE closing price of $6.23 on 8/31/10.

6 | Annual Report

Annual Shareholders’ Meeting

March 26, 2010

An annual shareholders’ meeting of Franklin Universal Trust (Fund) was held on March 26, 2010. At the meeting, the holders of 21,507,708 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following persons were elected by the shareholders to serve as Trustees of the Fund.

Annual Report | 7

Important Notice to Shareholders

Amendment to the Bylaws of the Trust

The Bylaws of the Trust have been amended as follows, effective February 23, 2010:

ARTICLE XI COMPLIANCE WITH FITCH RATING GUIDELINES

     Section 1. OVERCOLLATERALIZATION TESTS. For as long as the Trust has outstanding 5.87% Senior Notes due August 28, 2013 (“Senior Notes”) pursuant to the Note Purchase Agreement dated August 20, 2008 (the “Agreement”), and the Senior Notes are rated by Fitch, Inc. (“Fitch”), the Trust shall maintain asset coverage ratios with respect to the Fitch Total Overcollateralization Test (“Fitch Total OC Test”) and the Fitch Net Overcollateralization Test (“Fitch Net OC Test”) consistent with maintaining a Fitch rating of AAA, as described by Fitch in Closed-End Fund Debt and Preferred Stock Rating Criteria dated August 17, 2009, as the same may be amended from time to time and made publicly available by Fitch on its website or such other location as Fitch may designate by reasonable notice (collectively, the “Fitch OC Tests”). For purposes of the Agreement, the Fitch OC Tests shall be deemed to be included in the definition of “Basic Maintenance Test” as set forth therein.

Share Repurchase Program

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

8 | Annual Report

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PNC Global Investment Servicing (Plan Agent), P.O. Box 6006, Carol Stream, IL 60197-6006, acts as your Plan Agent in administering the Plan. Effective September 27, 2010, the Plan’s Agent’s name and address are changing to BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund’s Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PNC Global Investment Servicing and sent to PNC Global Investment Servicing, P.O. Box 6006, Carol Stream, IL 60197-6006, Attn: Franklin Universal Trust. Effective September 27, 2010, payments should be made payable to BNY Mellon Investment Servicing (US) Inc. and sent to Investment Services, P.O. Box 382009, Pittsburgh, PA 15250-8009.

Annual Report | 9

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

10 | Annual Report

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

Annual Report | 11

12 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | 13

Franklin Universal Trust

Statement of Investments, August 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds 85.7%			
Automobiles & Components 3.8%			
[c]Cooper-Standard Automotive Inc., senior note, 144A, 8.50%, 5/01/18	United States	$ 300,000	$ 308,250
Ford Motor Credit Co. LLC,			
7.80%, 6/01/12	United States	500,000	526,428
senior note, 7.00%, 4/15/15	United States	1,000,000	1,033,710
senior note, 6.625%, 8/15/17	United States	500,000	508,900
senior note, 8.125%, 1/15/20	United States	500,000	548,150
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	1,300,000	1,337,375
[c]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	2,000,000	2,055,000
			6,317,813
Banks 0.9%			
CIT Group Inc., senior secured sub. bond, 7.00%, 5/01/17	United States	1,500,000	1,417,968
Capital Goods 5.4%			
[c]Accuride Corp., senior secured note, 144A, 9.50%, 8/01/18	United States	1,400,000	1,442,000
[c]Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15	United States	1,500,000	1,620,000
Arvinmeritor Inc., senior note, 10.625%, 3/15/18	United States	400,000	436,000
Case New Holland Inc., senior note,			
7.75%, 9/01/13	United States	500,000	527,500
[c]144A, 7.875%, 12/01/17	United States	800,000	848,000
Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15	United States	400,000	383,000
Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	600,000	619,500
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	1,300,000	1,316,250
RSC Equipment Rental Inc./RSC Holdings III LLC, senior note, 9.50%, 12/01/14	United States	1,700,000	1,742,500
			8,934,750
Commercial & Professional Services 0.9%			
[d]Diversey Holdings Inc., senior note, PIK, 10.50%, 5/15/20	United States	1,000,000	1,092,183
[c]Interactive Data Corp., senior note, 144A, 10.25%, 8/01/18	United States	300,000	312,750
			1,404,933
Consumer Durables & Apparel 3.6%			
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	2,000,000	2,047,500
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	400,000	401,500
KB Home, senior note,			
6.25%, 6/15/15	United States	700,000	644,000
7.25%, 6/15/18	United States	800,000	734,000
[c]Libbey Glass Inc., senior secured note, 144A, 10.00%, 2/15/15	United States	600,000	640,500
Standard Pacific Corp., senior secured note, 8.375%, 5/15/18	United States	400,000	387,000
Visant Holding Corp., senior note, 8.75%, 12/01/13	United States	1,100,000	1,127,500
			5,982,000
Consumer Services 5.9%			
[c]CKE Restaurants Inc., senior secured note, 144A, 11.375%, 7/15/18	United States	1,000,000	980,000
[c,e]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	1,600,000	12,160
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	1,500,000	1,616,250
[c]Marina District Finance Co. Inc., senior secured note, 144A,			
9.50%, 10/15/15	United States	300,000	299,250
9.875%, 8/15/18	United States	300,000	300,750

14 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Services (continued)			
MGM Resorts International, senior note,			
6.875%, 4/01/16	United States	$1,200,000	$ 948,000
7.50%, 6/01/16	United States	1,200,000	948,000
Norwegian Cruise Line Ltd., senior secured note, 11.75%, 11/15/16	United States	1,500,000	1,664,062
Pinnacle Entertainment Inc.,			
senior note, 8.625%, 8/01/17	United States	500,000	526,250
senior sub. note, 7.50%, 6/15/15	United States	700,000	680,750
[c]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	700,000	537,250
[a]Station Casinos Inc.,			
senior note, 7.75%, 8/15/16	United States	1,100,000	2,640
senior sub. note, 6.50%, 2/01/14	United States	100,000	100
senior sub. note, 6.875%, 3/01/16	United States	1,200,000	144
[c]Universal City Development,			
senior note, 144A, 8.875%, 11/15/15	United States	800,000	816,000
senior sub. note, 144A, 10.875%, 11/15/16	United States	400,000	429,000
			9,760,606
Diversified Financials 2.2%			
GMAC Inc.,			
senior note, 6.875%, 8/28/12	United States	1,500,000	1,541,250
sub. note, 8.00%, 12/31/18	United States	500,000	486,875
[c]International Lease Finance Corp., senior secured note, 144A, 6.75%, 9/01/16	United States	1,200,000	1,233,000
[c]TransUnion LLC/TransUnion Corp., senior note, 144A, 11.375%, 6/15/18	United States	400,000	436,000
			3,697,125
Energy 15.1%			
Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19	United States	1,000,000	1,102,062
Antero Resources Finance, senior note, 9.375%, 12/01/17	United States	1,000,000	1,037,500
Berry Petroleum Co., senior note, 10.25%, 6/01/14	United States	800,000	886,000
Chesapeake Energy Corp., senior note, 6.625%, 8/15/20	United States	1,700,000	1,714,875
Compagnie Generale de Geophysique-Veritas, senior note,			
7.50%, 5/15/15	France	400,000	398,000
7.75%, 5/15/17	France	600,000	598,500
[c]Consol Energy Inc., senior note, 144A,			
8.00%, 4/01/17	United States	300,000	318,000
8.25%, 4/01/20	United States	300,000	319,875
Copano Energy LLC, senior note, 8.125%, 3/01/16	United States	1,000,000	1,015,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	300,000	311,250
Denbury Resources Inc., senior sub. note, 8.25%, 2/15/20	United States	500,000	536,250
El Paso Corp., senior note, 12.00%, 12/12/13	United States	1,200,000	1,452,000
[f]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	1,200,000	1,164,139
[c]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	1,100,000	1,034,000

Annual Report | 15

Franklin Universal Trust

Statement of Investments, August 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
General Maritime Corp., senior note, 12.00%, 11/15/17	United States	$ 700,000	$ 743,750
Holly Corp., senior note, 9.875%, 6/15/17	United States	400,000	422,000
[c]Linn Energy Corp., senior note, 144A, 8.625%, 4/15/20	United States	1,000,000	1,060,000
MarkWest Energy Partners LP, senior note, 6.875%, 11/01/14	United States	1,500,000	1,522,500
[c]Martin Midstream Partners LP, senior note, 144A, 8.875%, 4/01/18	United States	400,000	402,000
[c]OPTI Canada Inc., senior secured note, 144A,			
9.00%, 12/15/12	Canada	400,000	403,000
9.75%, 8/15/13	Canada	500,000	496,250
Penn Virginia Resource, senior note, 8.25%, 4/15/18	United States	200,000	203,000
Plains Exploration & Production Co., senior note, 7.625%, 6/01/18	United States	1,900,000	1,935,625
Pride International Inc., senior note, 6.875%, 8/15/20	United States	400,000	421,500
Quicksilver Resources Inc., senior note, 8.25%, 8/01/15	United States	1,500,000	1,537,500
[c]SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18	United States	1,900,000	1,795,500
Tesoro Corp., senior note, 6.50%, 6/01/17	United States	1,400,000	1,354,500
[c]Vantage Drilling Co., senior secured note, 144A, 11.50%, 8/01/15	United States	700,000	701,750
			24,886,326
Food & Staples Retailing 0.9%			
Rite Aid Corp., senior secured note,			
9.75%, 6/12/16	United States	1,100,000	1,174,250
[c]144A, 8.00%, 8/15/20	United States	300,000	299,625
			1,473,875
Food, Beverage & Tobacco 2.8%			
[c]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	United States	700,000	724,500
[c]Cott Beverages Inc., senior note, 144A, 8.375%, 11/15/17	United States	700,000	734,125
Dole Food Co. Inc., senior secured note, 13.875%, 3/15/14	United States	676,000	816,270
[c]JBS USA LLC, senior note, 144A, 11.625%, 5/01/14	United States	1,200,000	1,386,000
[c]Pinnacle Foods Finance LLC, senior note, 144A,			
9.25%, 4/01/15	United States	800,000	825,000
8.25%, 9/01/17	United States	200,000	198,750
			4,684,645
Health Care Equipment & Services 5.9%			
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	1,500,000	1,571,250
[c]Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15	Germany	700,000	787,500
HCA Inc.,			
senior note, 6.50%, 2/15/16	United States	2,500,000	2,434,375
[d]senior secured note, PIK, 9.625%, 11/15/16	United States	1,051,000	1,131,139
[c]Tenet Healthcare Corp., senior note, 144A, 8.00%, 8/01/20	United States	600,000	583,500
[d]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	1,500,000	1,546,875
[d,f]US Oncology Holdings Inc., senior note, PIK, FRN, 7.393%, 3/15/12	United States	1,897,000	1,721,463
			9,776,102
Materials 9.5%			
[c]Building Materials Corp. of America, senior note, 144A,			
6.875%, 8/15/18	United States	500,000	488,750
7.50%, 3/15/20	United States	500,000	496,250

16 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Materials (continued)			
CF Industries Holdings Inc., senior note, 6.875%, 5/01/18	United States	$ 600,000	$ 633,000
Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17	United States	1,500,000	1,667,128
Huntsman International LLC, senior sub. note, 7.875%, 11/15/14	United States	2,000,000	2,025,000
[c]Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	1,500,000	1,196,250
[c]LBI Escrow Corp., senior secured note, 144A, 8.00%, 11/01/17	United States	400,000	430,500
[c]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	1,800,000	1,833,750
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	1,500,000	1,539,375
NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	1,500,000	1,226,250
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	550,000	554,125
Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14	United States	1,500,000	1,552,500
[c]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A, 8.50%, 5/15/18	United States	1,000,000	965,000
Solo Cup Co.,			
senior secured note, 10.50%, 11/01/13	United States	300,000	304,875
senior sub. note, 8.50%, 2/15/14	United States	1,000,000	850,000
			15,762,753
Media 10.1%			
[c]Cablevision Systems Corp., senior note, 144A, 8.625%, 9/15/17	United States	500,000	547,500
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	1,700,134	2,023,159
[c]CCO Holdings LLC, senior note, 144A, 8.125%, 4/30/20	United States	400,000	423,000
Clear Channel Worldwide Holdings Inc., senior note,			
A, 9.25%, 12/15/17	United States	200,000	208,500
B, 9.25%, 12/15/17	United States	600,000	632,250
EchoStar DBS Corp., senior note, 7.125%, 2/01/16	United States	1,500,000	1,541,250
Lamar Media Corp., senior sub. note, B, 6.625%, 8/15/15	United States	2,000,000	1,990,000
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	1,500,000	1,488,750
[c]Live Nation Entertainment Inc., senior note, 144A, 8.125%, 5/15/18	United States	1,000,000	970,000
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	800,000	855,000
[e,g]Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	1,700,000	1,445,000
[c]Sinclair Television Group Inc., senior secured note, 144A, 9.25%, 11/01/17	United States	1,100,000	1,138,500
[c,d]Univision Communications Inc., senior note, 144A, PIK, 10.50%, 3/15/15	United States	1,107,756	956,222
[c]UPC Germany GmbH, senior secured bond, 144A, 8.125%, 12/01/17	Germany	1,200,000	1,233,750
[c]UPC Holding BV, senior note, 144A, 9.875%, 4/15/18	Netherlands	300,000	313,875
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	900,000	945,000
			16,711,756
Pharmaceuticals, Biotechnology & Life Sciences 1.1%			
[c]inVentiv Health Inc., senior note, 144A, 10.00%, 8/15/18	United States	400,000	392,000
[c]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	1,300,000	1,361,750
			1,753,750
Real Estate 0.5%			
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	900,000	825,750
Retailing 1.4%			
Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	1,500,000	1,571,250
[c]QVC Inc., senior secured note, 144A, 7.50%, 10/01/19	United States	700,000	719,250
			2,290,500

Annual Report | 17

Franklin Universal Trust

Statement of Investments, August 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Semiconductors & Semiconductor Equipment 1.4%			
Advanced Micro Devices Inc., senior note,			
8.125%, 12/15/17	United States	$ 300,000	$ 308,250
[c]144A, 7.75%, 8/01/20	United States	200,000	199,000
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	1,500,000	1,395,000
[c]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	400,000	413,000
			2,315,250
Software & Services 1.6%			
First Data Corp., senior note, 9.875%, 9/24/15	United States	1,300,000	994,500
[c]Sitel LLC, senior note, 144A, 11.50%, 4/01/18	United States	700,000	528,500
SunGard Data Systems Inc.,			
senior note, 9.125%, 8/15/13	United States	100,000	102,625
senior sub. note, 10.25%, 8/15/15	United States	900,000	949,500
			2,575,125
Technology Hardware & Equipment 1.0%			
Sanmina-SCI Corp.,			
[c,f]senior note, 144A, FRN, 3.287%, 6/15/14	United States	700,000	656,250
senior sub. note, 6.75%, 3/01/13	United States	600,000	604,500
senior sub. note, 8.125%, 3/01/16	United States	400,000	405,000
			1,665,750
Telecommunication Services 6.7%			
Crown Castle International Corp.,			
senior bond, 7.125%, 11/01/19	United States	100,000	104,250
senior note, 9.00%, 1/15/15	United States	800,000	872,000
[c]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	2,000,000	2,025,000
Frontier Communications Corp., senior note,			
8.25%, 4/15/17	United States	200,000	212,500
8.50%, 4/15/20	United States	300,000	319,875
8.75%, 4/15/22	United States	500,000	530,000
[c]Integra Telecom Inc., senior secured note, 144A, 10.75%, 4/15/16	United States	700,000	700,000
Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16	Bermuda	500,000	540,625
Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%, 1/15/13	Bermuda	1,500,000	1,526,250
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	United States	2,000,000	2,090,000
SBA Telecommunications Inc., senior note, 8.25%, 8/15/19	United States	500,000	545,000
[c]Wind Acquisition Finance SA, senior note, 144A, 12.00%, 12/01/15	Italy	1,500,000	1,590,000
			11,055,500
Transportation 1.5%			
[c]Air Canada, senior secured note, 144A, 9.25%, 8/01/15	Canada	700,000	689,500
[c]Ceva Group PLC, senior secured note, 144A, 11.50%, 4/01/18	United Kingdom	1,100,000	1,173,938
[c]Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	500,000	538,125
			2,401,563
Utilities 3.5%			
Ameren Corp., senior note, 8.875%, 5/15/14	United States	300,000	348,562
[c]Calpine Corp., senior secured note, 144A, 7.875%, 7/31/20	United States	500,000	503,750
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	700,000	824,239
[c]Dynegy Holdings Inc., senior note, 144A, 7.50%, 6/01/15	United States	1,500,000	1,147,500

18 | Annual Report

See Abbreviations on page 32.

*	The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]	Non-income producing.
[b]	See Note 10 regarding restricted securities.
[c]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in
a	public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31,

2010, the aggregate value of these securities was $48,469,156, representing 29.36% of net assets. dIncome may be received in additional securities and/or cash. eSee Note 9 regarding defaulted securities. fThe coupon rate shown represents the rate at period end. gAt August 31, 2010, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information. hSee Note 1(c) regarding senior floating rate interests. iSee Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Franklin Universal Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Senior Fixed Rate Notes are carried at cost. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

24 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Annual Report | 25

Franklin Universal Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund recognizes in its financial statements the effects including penalties and interest, if any, of a tax position taken on tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of August 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

26 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2010, there were an unlimited number of shares authorized ($0.01 par value). During the years ended August 31, 2010 and August 31, 2009 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund’s Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the years ended August 31, 2010 and August 31, 2009, there were no shares repurchased.

3. SENIOR FIXED RATE NOTES

On August 29, 2008, the Fund issued $65 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. The Notes bear interest, payable semi-annually, at the rate of 5.87% per year, to maturity on August 28, 2013. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2010. The issuance costs of $427,946 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At August 31, 2010, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $5,735,000.

Annual Report | 27

Franklin Universal Trust

Notes to Financial Statements (continued)

3. SENIOR FIXED RATE NOTES (continued)

During the year ended August 31, 2009, the Fund made early partial prepayments of $23,000,000 and incurred make whole premiums in the amount of $1,701,222. Upon completion of these early prepayments, the balance of the Notes was reduced to $42,000,000. In connection with the early Notes prepayments, the Fund expensed $145,034 of previously incurred Note issuance costs.

Based on the Notes’ current credit rating, remaining time to maturity, stated coupon rates, and other covenants, at August 31, 2010, the estimated fair value of the Notes was approximately $46,156,000.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2010, there were no credits earned.

28 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2010, the capital loss carryforwards were as follows:

On August 31, 2010, the Fund had expired capital loss carryforwards of $6,827,087, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2010, the Fund deferred realized capital losses of $1,813,179.

The tax character of distributions paid during the years ended August 31, 2010 and 2009, was as follows:

At August 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, payments-in-kind, bond discounts and premiums, and Note issuance costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, payments-in-kind, and bond discounts and premiums.

Annual Report | 29

Franklin Universal Trust

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2010, aggregated $75,747,822 and $78,799,895, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2010, the Fund had 70.92% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2010, the aggregate value of these securities was $1,460,044, representing 0.72% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

30 | Annual Report

Franklin Universal Trust Notes to Financial Statements (continued)

10. RESTRICTED SECURITIES (continued)

At August 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund’s assets carried at fair value:

Annual Report | 31

Franklin Universal Trust

Notes to Financial Statements (continued)

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS Selected Portfolio FRN - Floating Rate Note PIK - Payment-in-kind

32 | Annual Report

Franklin Universal Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Universal Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California October 21, 2010

Annual Report | 33

Franklin Universal Trust

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 17.73% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,598,262 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $8,068,210 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2010.

34 | Annual Report

Franklin Universal Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Annual Report | 35

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Principal Occupation During Past 5 Years:

Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

36 | Annual Report

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Principal Occupation During Past 5 Years:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Annual Report | 37

Principal Occupation During Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Prior to August 31, 2010, Robert F. Carlson, Edward B. Jamieson and Frank W.T. LaHaye, each ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board of Trustees has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board of Trustees believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Trustee as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

38 | Annual Report

Franklin Universal Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2010. Additionally, the Fund expects to file, on or about October 29, 2010, such certifications with its Form N-CSR for the year ended August 31, 2010.

Annual Report | 39

This page intentionally left blank.

Franklin Templeton Funds

Literature Request. To receive a summary prospectus and/or prospectus, please call us at (800) DIAL BEN/(800) 342-5236 or visit franklintempleton.com. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read a prospectus before investing. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

VALUE

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund Franklin Large Cap Value Fund Franklin MicroCap Value Fund1 Franklin MidCap Value Fund Franklin Small Cap Value Fund Mutual Beacon Fund Mutual Quest Fund Mutual Recovery Fund2 Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund Franklin Large Cap Equity Fund Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund Franklin Flex Cap Growth Fund Franklin Growth Fund Franklin Growth Opportunities Fund Franklin Small Cap Growth Fund Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund Franklin Global Real Estate Fund Franklin Gold & Precious Metals Fund Franklin Natural Resources Fund Franklin Real Estate Securities Fund Franklin Utilities Fund Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund Templeton Global Opportunities Trust Templeton Global Smaller Companies Fund Templeton Growth Fund Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund Franklin International Growth Fund

Franklin International Small Cap Growth Fund Mutual European Fund Mutual International Fund Templeton BRIC Fund Templeton China World Fund Templeton Developing Markets Trust Templeton Emerging Markets Small Cap Fund Templeton Foreign Fund Templeton Foreign Smaller Companies Fund Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund

Franklin Convertible Securities Fund Franklin Equity Income Fund Franklin Income Fund Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio® Allocation Fund Franklin Templeton Founding Funds Allocation Fund Franklin Templeton Conservative Allocation Fund3 Franklin Templeton Growth Allocation Fund3 Franklin Templeton Moderate Allocation Fund3 Franklin Templeton 2015 Retirement Target Fund Franklin Templeton 2025 Retirement Target Fund Franklin Templeton 2035 Retirement Target Fund Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund4 Franklin Floating Rate Daily Access Fund Franklin High Income Fund Franklin Limited Maturity U.S. Government Securities Fund4

Franklin Low Duration Total Return Fund Franklin Real Return Fund Franklin Strategic Income Fund Franklin Strategic Mortgage Portfolio Franklin Templeton Hard Currency Fund Franklin Total Return Fund Franklin U.S. Government Securities Fund4 Templeton Global Bond Fund Templeton Global Total Return Fund Templeton International Bond Fund

TAX-FREE INCOME[5] National

Double Tax-Free Income Fund Federal Tax-Free Income Fund High Yield Tax-Free Income Fund Insured Tax-Free Income Fund6

Limited-/Intermediate-Term

California Intermediate-Term Tax-Free Income Fund Federal Intermediate-Term Tax-Free Income Fund Federal Limited-Term Tax-Free Income Fund New York Intermediate-Term Tax-Free Income Fund

State-Specific Alabama Arizona California[7] Colorado Connecticut Florida Georgia Kentucky Louisiana Maryland Massachusetts[8]	Michigan[8] Minnesota[8] Missouri New Jersey New York[7] North Carolina Ohio[8] Oregon Pennsylvania Tennessee Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%–25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

3. Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds’ investment goals and principal investment strategies remained unchanged.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

07/10

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. The fund invests primarily in insured municipal securities.

7. These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

8. The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word “Insured” from the fund name. The changes became effective 2/15/09.

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

Not part of the annual report

Annual Report

FRANKLIN UNIVERSAL TRUST

Investment Manager Franklin Advisers, Inc. (800) DIAL BEN®

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. P.O. Box 358035 Pittsburgh, PA 15252 -8035

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2010 Franklin Templeton Investments. All rights reserved.

FUT A 10/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

To be updated

Item 5. Audit Committee of Listed Registrants. Members of the Audit Committee are: Robert F. Carlson, Frank W. T. LaHaye, Frank A. Olson and John B. Wilson.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.  All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services.   In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision.  As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders.  Efforts are made to resolve all conflicts in the interests of the manager’s clients.  Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.  In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager’s recommendation regarding the vote for approval.  If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any,  to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund.  Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances:  (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law.  Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager’s ultimate decision.  As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management.  Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles  The manager has adopted general proxy voting guidelines, which are summarized below.  These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations.  In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.  The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors.  The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason.  While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies.  The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests.  The manager believes that executive compensation should be directly linked to the performance of the company.  The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature.  The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive.  The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues.  The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights.  However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal.  On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests.  The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support.  In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.  The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.”  The manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure.  The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt.  The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase.  The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues.  The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance.  Many of the tenets discussed above are applied to the manager’s proxy voting decisions for international investments.  However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers.  However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes.  Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to:  Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:  Proxy Group.  Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8.  Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers.

(a)(1)  As of October 30, 2010, the portfolio managers of the Fund are as follows:

CHRISTOPHER J. MOLUMPHY CFA, Director and Executive Vice President of Advisers

Mr. Molumphy has been a portfolio manager of the Fund since 1991.  He has primary responsibility for the investments of the Fund.  Mr. Molumphy has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He joined Franklin Templeton Investments in 1988.

GLENN I. VOYLES CFA, Vice President of Advisers

Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

(a)(2)  This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2010.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Christopher J. Molumphy	8	14,561.4	5	1,476.8	4	356.0
Glenn I. Voyles	0	N/A	0	N/A	0	N/A

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation.  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•         Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•         Non-investment performance.  The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•         Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.  The manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Christopher J. Molumphy	None
Glenn I. Voyles	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/Laura F. Fergerson

    Laura F. Fergerson

    Chief Executive Officer - Finance and

    Administration

Date:  October 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer - Finance and

    Administration

Date:  October 28, 2010

By /s/GASTON GARDEY

   Gaston Gardey

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 28, 2010